
SPRINGHILL SUITES
Marriott





APPLE HOSPITALITY REIT

Public Listing Presentation

MAY 2015 • NYSE: APLE


Hilton
Garden Inn
Hilton Garden Inn




COURTYARD
Marriott

FORWARD LOOKING STATEMENTS

Certain statements made in this presentation are forward looking statements. These forward looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements that we make. Forward looking statements may include, but are not limited to, statements regarding shareholder liquidity and net asset value and potential trading prices. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward looking statement. Further, forward looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward looking statement to reflect changed assumptions, the occurrence of unanticipated events on changes to future operating results, unless requested to do so by law. Factors that might cause such differences include, but are not limited to: our ability to complete the listing of our common shares on the New York Stock Exchange ("NYSE"), our ability to complete the tender offer, changes in market multiples or in actual or estimated financial results, the price at which our common shares may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer; the number of shares acquired in the tender offer, the cost of any indebtedness incurred to fund this offer; the impact of current and future regulation; the effects of competition; our ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control.

This presentation is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Apple Hospitality REIT, Inc. (the "Company" or "Apple Hospitality"). The full details of the planned modified "Dutch Auction" tender offer, including complete instructions on how to tender shares, will be included in the offer to purchase and other related materials, which the Company will publish, send or give to shareholders, and file such materials with the Securities and Exchange Commission ("SEC"). Shareholders are urged to read carefully the offer to purchase and other related materials when they become available because they contain important information, including the terms and conditions of the tender offer. Shareholders may obtain free copies of the offer to purchase and other related materials after they are filed by the Company with the SEC at the SEC's website at www.sec.gov and also at the Company's website at www.applehospitalityreit.com.

Cover photos: SpringHill Suites, Lafayette, LA; Hampton Inn & Suites, Burleson, TX; Homewood Suites, New Orleans, LA; Residence Inn, Seattle, WA; Courtyard, Kirkland, WA; Hilton Garden Inn, Nashville, TN

APPLE HOSPITALITY REIT

LISTING OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
LISTING DATE	May 18, 2015 (subject to NYSE approval)
CONCURRENT TENDER OFFER	$200 million between $19 and $21 per share; will extend approximately 25 business days following listing
TENDER OFFER FUNDING	Tender offer will be funded through the Company's unsecured credit facility
SHARE BUYBACK PROGRAM	Up to $500 million authorized by Board of Directors funded using unsecured credit facility
PRO FORMA SHARES OUTSTANDING	186 million (no new shares will be issued at listing)
LOCKUP	Listing 100% shares – no phased liquidity; 180 day voluntary lock-up for Management
DIVIDEND	$1.20 per share annually (paid monthly), 6.0% at midpoint of tender, effective with planned June 15, 2015 payment
PRO FORMA ENTERPRISE VALUE	$4.3 billion at the midpoint of anticipated tender range
DEALER MANAGER	Bank of America Merrill Lynch
LISTING ADVISORS	Bank of America Merrill Lynch, Wells Fargo Securities, Citigroup, KeyBanc, Baird
STRATEGIC ADVISOR	Green Street Advisors, Advisory and Consulting Group

Note: Subject to NYSE approval.

APPLE HOSPITALITY REIT


Courtyard, Richmond, VA

INVESTMENT HIGHLIGHTS

- Simple Consistent Strategy
- Proven Performance
- Capital Structure Positioned for Growth
- Strong Industry Fundamentals
- Experienced Executive Team

APPLE HOSPITALITY REIT

15 YEAR RECORD OF VALUE CREATION

Over $9 billion in hotel asset transactions since 1999



Apple REIT Companies launch first hospitality REIT, Apple Suites – raises $125mm in equity
Apple Suites Portfolio
Hotels: 17 Homewood Suites
Rooms: 1,922 suites
# of States: 12
Apple Hospitality Two formed – raises over $300mm in equity
Apple Two Portfolio
Hotels: 49 Residence Inns
Rooms: 5,947 suites
# of States: 21
Apple Hospitality Five formed – raises $500mm in equity
Apple Five Portfolio
Hotels: 28 hotels
Rooms: 3,717
# of States: 15
Exclusively Hilton and Marriott brands
Apple Suites & Apple Two Merge
Apple REIT Six formed – raises $1b in equity
Apple Six Portfolio
Hotels: 68 hotels
Rooms: 7,897
# of States: 18
Exclusively Hilton & Marriott brands
Apple REIT Seven formed – raises $1b in equity
Apple Seven Portfolio
Hotels: 51 hotels
Rooms: 6,426
# of States: 18
Exclusively Hilton & Marriott brands
Apple REIT Eight formed – raises $1b in equity
Apple Eight Portfolio
Hotels: 51 hotels
Rooms: 5,916
# of States: 19
Exclusively Hilton & Marriott brands
Apple Two sold to ING Clarion for $787 Million
Apple REIT Nine formed – raises $2b in equity
Apple Nine Portfolio
Hotels: 89 hotels
Rooms: 11,371
# of States: 27
Exclusively Hilton & Marriott brands
Apple Five sold to Inland American Real Estate Trust, Inc. for $682 million
Apple REIT Ten formed – over $1b in equity
Apple Ten Portfolio
Hotels: 53 hotels
Rooms: 6,762
# of States: 17
Exclusively Hilton & Marriott brands
Apple Six sold to Blackstone for $1.2 billion
Apple Hospitality REIT
Apple REIT Seven and Apple REIT Eight merged into Apple REIT Nine to form Apple Hospitality REIT
1999
2001
2002
2003
2004
2005
2007
2010
2013
2014

PORTFOLIO HIGHLIGHTS


Homewood Suites, San Jose, CA


Hilton, Dallas, TX

32 States

83 MSAs

173 Hotels

22,003 Guestrooms

4 yrs. Average Effective Age

1.8x Net Debt/Adjusted EBITDA

Note: Statistics as of March 31, 2015. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand and trailing 12 month Adjusted EBITDA.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO



Residence Inn
Burbank, CA
166 Keys



Homewood Suites
New Orleans, LA
166 Keys



Hampton Inn & Suites
Oklahoma City, OK
200 Keys


Hilton
Garden Inn

Hilton Garden Inn
Schaumburg, IL
166 Keys


FAIRFIELD
INN & SUITES

Fairfield Inn & Suites
Orlando, FL
200 Keys

CONCENTRATED BRAND OWNERSHIP


Hilton
HOTELS & RESORTS
47%(1)
HOME2
HOMEWOOD SUITES BY HILTON
Hilton Garden Inn
Hilton
HOTELS & RESORTS
(3)
Hampton
EMBASSY SUITES HOTELS
MARRIOTT
53%(1)
COURTYARD Marriott
(2)
FAIRFIELD INN & SUITES Marriott
MARRIOTT
R
RENAISSANCE HOTELS
Residence Inn Marriott
TownePlace SUITES Marriott
SPRINGHILL SUITES Marriott
Upscale
Upper Upscale
Upper Midscale

Ranked among top five largest owners for both Hilton® and Marriott®

- Strong Loyalty Programs
- Effective Brand Segmentation
- Strong Consumer Awareness
- Consistent Quality and Service
- Worldwide Reservation Systems
- Global Distribution
- Investor Preference
- Premier System Standards

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of March 31, 2015.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Company.

APPLE HOSPITALITY REIT

DIVERSIFIED PRODUCT OFFERINGS

UPSCALE & UPPER MIDSCALE

63%
Select Service

- Upscale room focused product
- Designed for both business and leisure travelers
- Simplified food and beverage offerings
- Amenities include swimming pools, fitness facilities, high speed internet access and business centers

30%
Extended Stay

- Designed for travelers staying five consecutive nights or longer
- Hotel offerings include hot breakfast and evening manager's reception
- Guestrooms have separate sleeping and living areas, fully equipped kitchens and ample workspace
- Tiered pricing based on length of stay
- Amenities include swimming pools, fitness facilities, high speed internet access and business centers

UPPER UPSCALE

7%
Full Service

- Designed for business, leisure and group travelers looking for a more robust service offering
- Hotels typically provide multiple food outlets, lounge facilities and ample meeting space with catering services
- Typical guest amenities include bell and room service, valet parking, fully equipped fitness centers, business centers, and gift shops

UPSCALE FOCUS

Lower RevPAR volatility and strong growth drive better risk adjusted returns



LESS VOLATILITY [1]
STANDARD DEVIATION
16.0
24 % Less
12.2
UPPER UPSCALE
UPSCALE
BETTER GROWTH [1]
GROWTH
5.3%
5% Higher
9.9%
UPPER UPSCALE
UPSCALE

Source: STR, Inc.
Note: Upper Upscale and Upscale are categories used by STR, Inc.; Apple Hospitality's Extended Stay and Select Service brands are included in the Upscale category.
[1] Based on monthly revenue per available room (RevPAR) performance from October 2007 to March 2015. Standard deviation represents the variation of each month's RevPAR from the mean. Growth is calculated based on starting and ending RevPAR values.

LEADING UPSCALE PLAYER

NUMBER OF UPSCALE ROOMS


15,520
15,112
8,154
5,894
5,447
3,704
2,772
1,498
1,296
1,130
1,049
1,016
794
757
625
417
161
RLJ
INN
CLDT(1)
AHT(2)
HT(1)
XHR
HST(3)
AHP
DRH
LHO
SHO
CHSP
BEE(4)
PEB(1)
FCH(1)
HPT

Largest select service public lodging REIT with a sharp focus on upscale hotels

NUMBER OF SELECT SERVICE ROOMS


13,862
13,252
10,487
9,410
8,274
3,803
2,440
1,598
1,154
1,130
730
599
548
0
0
0
0
HPT
RLJ
INN
AHT(2)
HT(1)
CLDT(1)
XHR
AHP
DRH
HST(3)
CHSP
SHO
BEE
FCH
LHO
PEB

Source: Public company filings as of December 31, 2014.
Note: Includes unconsolidated JV rooms at pro rata share. Refer to appendix for a legend of ticker symbols.
(1) Includes unconsolidated JVs at pro rata share.
(2) Excludes PIM Highland JV.
(3) Includes unconsolidated European and Asia Pacific joint ventures at pro rata share. Assumes that midscale hotel in India is Select Service. Excludes two unidentified hotels in which HST owns noncontrolling interests.
(4) Excludes leasehold interest in the Marriott® Hamburg.

GEOGRAPHIC DIVERSITY


5%
3%
4%
6%
3%
2%
5%
7%
4%
4%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance

Note: Highlighted markets represent ten largest MSA's in Apple Hospitality's portfolio by 2014 Adjusted Hotel EBITDA contribution.



Renaissance Hotel 57, New York, NY



Hampton Inn, San Diego, CA



TownePlace Suites, Ft. Worth, TX

APPLE HOSPITALITY REIT

PURPOSEFUL PORTFOLIO BUILDING


Courtyard, Santa Ana, CA

Acquisition strategy built around relationships with high quality developers and management companies

Target award winning regional developers and managers

↓

Acquire existing portfolios and enter into management relationships

↓

Strengthen relationships and grow portfolio through "turn key" construction projects

↓

Supplement with individual asset acquisitions to enhance product and geographic diversity

SUPERIOR ASSET MANAGEMENT

Highly analytical approach to portfolio management and capital allocation decisions drives portfolio performance and asset level return on investment

- Active Brand Involvement
- Focused Financial Review
- Industry Leadership
- Contract Negotiation
- Forecasting
- ROI Projects
- E-Commerce
- Balanced Scorecard
- Bench Marking
- Revenue/Mix Management
- Risk Management


Residence Inn, Burbank, CA


COURTYARD
Courtyard, Santa Clarita, CA


Homewood Suites, San Jose, CA


Home2 Suites, Fayetteville, NC

BEST IN CLASS OPERATORS

- Award winning Hilton® and Marriott® franchise partners
- Balance of strong regionally focused and large scale institutional property managers
- Long-term relationship oriented providers
- Scale provides for substantial influence
- Flexible, short-term management contracts

High quality independent managers drive results and enhance operational flexibility

IBA HOSPITALITY

WHITE LODGING

DIMENSION DEVELOPMENT

McKibbon Hotel Management

TEXAS WESTERN HOSPITALITY

Raymond Management Company

MARRIOTT

CRESTLINE HOTELS & RESORTS

VISTA HOST

NEWPORT HOSPITALITY GROUP, INC.

InnVentures

True North HOTEL GROUP

phr

NCG

GHG GATEWAY HOSPITALITY GROUP

HILTON WORLDWIDE

STONEBRIDGE COMPANIES

VALUE ADD RENOVATIONS


Identify hotel needs and opportunities
Tailor project scope to individual property and market
Utilize scale, concentration and experience to reduce costs
Schedule renovations to minimize revenue displacement
Ensure management teams properly maintain product

Integrated project management team maximizes effectiveness of capital expenditures


Hilton, Dallas, TX


Courtyard, Santa Clarita, CA


Residence Inn, Oceanside, CA


Homewood Suites, Miami, FL

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years...[1]


9+ Years 3%
7-8 Years 14%
0-6 Years 83%
Years since built or last renovated

...the Result of Consistent Reinvestment...


$116.5
$138.3
$171.3
$220.8
$274.4
$334.0
2010
2011
2012
2013
2014
2015 Forecast
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



Industry leading 4.23 out of 5.00 weighted average Trip Advisor rating [2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of March 31, 2015 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
[1] Average Effective Age calculated as of March 31, 2015 and represents years since hotels built or last renovated.
[2] Apple Hospitality property Trip Advisor ratings as of April 13, 2015.

EFFICIENT HOTEL OPERATIONS

Adjusted Hotel EBITDA Margin


Upscale
Upper Upscale
Luxury
Apple
42%
38%
38%
36%
35%
33%
32%
30%
30%
27%
27%
25%
CLDT
(1)
HT
RLJ
INN
LHO
PEB
SHO
DRH
FCH
HST
BEE

Emphasis on higher operating margins to provide a stable cash flow stream

Source: Public company filings as of December 31, 2014.
(1) Refer to appendix for reconciliation to net income.

BEST IN CLASS MARGINS

Overhead % of TEV (by Company) [1]


Upscale
Upper Upscale
Avg. (excluding Apple): 0.66%
Luxury
Apple
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.06%
0.87%
0.81%
0.73%
0.60%
0.58%
0.57%
0.57%
0.55%
0.49%
0.48%
0.42%
INN
FCH
HT
RLJ
SHO
DRH
CLDT
PEB
BEE
HST
LHO

Total Enterprise Value [1]: ($ Billions)	INN	FCH	HT	RLJ	SHO	DRH	CLDT	PEB	BEE	Apple	HST	LHO
	$1.9	$3.4	$2.5	$5.7	$4.8	$3.9	$1.7	$4.6	$4.9	$4.3 [2]	$21.8	$5.7

MFFO Margin [4]


32%
28%
28%
25%
24%
22%
22%
21%
20%
20%
15%
9%
[3]
RLJ
CLDT
HT
LHO
PEB
HST
INN
SHO
DRH
BEE
FCH

Performance focus extends to G&A – among the lowest in the peer group - enhancing strong margins

Source: Public company filings as of December 31, 2014.
[1] Total Enterprise Value (TEV) is defined as Market Value + Debt + Preferred Stock + Pro Rata Share of JV Debt + Minority Interest – Cash and Cash and Equivalents.
[2] Overhead % Calculated as of March 31, 2015 and assumes the midpoint of Apple Hospitality's tender range.
[3] Refer to appendix for reconciliation to net income.
[4] Based on AFFO or MFFO as disclosed as of December 31, 2014.

APPLE HOSPITALITY REIT

PROVEN PERFORMANCE

Average Daily Rate Growth



+3.6% CAGR
+5.5% Y/Y
$110
$113
$116
$122
$119
$125
2011
2012
2013
2014
1Q14
1Q15

Occupancy Growth



+440 bps
+203 bps Y/Y
71%
73%
74%
76%
72%
74%
2011
2012
2013
2014
1Q14
1Q15

RevPAR Growth



+5.6% CAGR
+8.5% Y/Y
$78
$82
$86
$92
$85
$92
2011
2012
2013
2014
1Q14
1Q15

Adjusted EBITDA (in millions)



+5.9% CAGR
+9.8% Y/Y
$252
$271
$286
$299
$65
$71
2011
2012
2013
2014
1Q14
1Q15

Demonstrated track record of strong operational results

Note: Includes premerger results for Apple REIT Seven, Inc. and Apple REIT Eight, Inc. As of December 31, 2014 ,191 properties represented. Refer to appendix for reconciliation of Adjusted EBITDA to net income.

CONSERVATIVE CAPITALIZATION

Net Debt / LTM Adjusted EBITDA



Upscale
Upper Upscale
Luxury
Apple
1.8x
2.6x
2.7x
3.5x
3.8x
3.9x
4.6x
4.9x
5.1x
5.4x
5.5x
7.0x
LHO
HST
RLJ
DRH
SHO
INN
PEB
BEE
CLDT [2]
HT
FCH

	Apple	LHO	HST	RLJ	DRH	SHO	INN	PEB	BEE	CLDT [2]	HT	FCH
Net Debt / TEV:	13.1% [1]	16.0%	17.5%	22.6%	23.1%	25.4%	31.3%	21.8%	25.8%	42.0%	35.5%	45.6%

Conservatively structured balance sheet allows access to capital throughout hotel cycles

Source: Public company filings as of December 31, 2014. Apple Hospitality as of March 31, 2015.
Note: Concurrent with Apple Hospitality listing on the NYSE, Apple Hospitality anticipates it will close a new $965mm credit facility.
(1) Apple Hospitality Total Enterprise Value (TEV) based on midpoint of tender range.
(2) CLDT Net Debt-to-EBITDA per Company's 4Q2014 earnings call.

FLEXIBLE BALANCE SHEET

Debt Composition[1]


Term Loan
16.6%
UNENCUMBERED
PORTFOLIO
127 Hotels
15,973 Keys
Mortgage Debt
83.4%

DEBT MATURITY SCHEDULE [1] [2] ($ in millions)


Hotels: 7
Keys: 1,006
Rate: 5.7%
Hotels: 15
Keys: 1,888
Rate: 6.0%
Hotels: 8
Keys: 907
Rate: 5.3%
Term Loan [3]
Rate: 3.1%
Hotels: 16
Keys: 2,229
Rate: 4.7%
$71
$124
$93
$100
$215
2015
2016
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

[1] Based on outstanding balance as of March 31, 2015, excluding $3.6mm unamortized fair value adjustment of assumed debt.
[2] Excludes yearly amortization.
[3] Amount, rate and maturity as of March 31, 2015. Concurrent with Apple Hospitality listing on the NYSE, Apple Hospitality anticipates it will close a new $965mm credit facility. The revolver and term loans are expected to have 4 and 5 year maturities from the date of closing.

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except RevPAR)

	FIRST QUARTER			FULL YEAR		
	2015	2014	% CHANGE	2014	2013	% CHANGE
RevPAR	$94	$87	8%	$94	$88	7%
Revenue	$203,575	$186,879	9%	$814,974	$764,036	7%
Adjusted Hotel EBITDA	$74,647	$64,687	15%	$302,688	$276,790	9%
Adjusted Hotel EBITDA Margins	36.7%	34.6%	210 bps	37.1%	36.2%	90 bps

Note: Comparable Hotels information assumes the Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during the periods are excluded for all periods presented. Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

2015 GUIDANCE



Hilton Garden Inn, Highlands Ranch, CO

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth	5%	7%
Adjusted EBITDA	$310 million	$330 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

APPLE HOSPITALITY REIT

ROBUST INDUSTRY FUNDAMENTALS

POSITIVE ECONOMIC INDICATORS

- Economy has continued to expand
- Corporate profit is projected to rise over the next five years
- Higher discretionary income and business budgets drive travel spending

INCREASED REVPAR GROWTH

- Supply growth remains low by historical standards
- Research expects RevPAR growth of 7.3% to 6.5% for 2015 and 2016 [1]
- Demand is expected to grow at ~3.1% in 2015

IMPROVED OPERATING MARGINS

- Operating margins should continue to expand with RevPAR growth
- Increase in demand provides opportunity for growth in pricing power (over the next 5 years)

OTHER DEMAND DRIVERS

- Improvement in group business is expected to drive up the demand for hotel rooms
- Real GDP expected to increase by 3.7% in 2015

Demand growth is strong and supply growth remains limited, driving potential for RevPAR growth and margin expansion

(1) Hotel Horizons March – May 2015.

APPLE HOSPITALITY REIT

STRONG EXPECTED REVPAR GROWTH

Change in Industry RevPAR (%)



15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
80 Months
31 Months
56 Months
59 Months +
Jan-90
Apr-96
Aug-02
Nov-08
Mar-15

Change in Total Supply (%)



Change in Supply
Long-Term Avg.
5%
4%
3%
2%
1%
0%
(1%)
Jan-90
Apr-96
Aug-02
Nov-08
Mar-15

Supply growth remains below long-term average

ADR is expected to drive RevPAR growth into foreseeable future

Source: STR, Inc.

OUTPERFORMING CHAIN SCALES


2015E UPPER UPSCALE
2015E UPSCALE
2015E UPPER MIDSCALE
Hotel Horizons RevPAR Growth
8.0%
8.8%
7.2%
2.6%
1.3%
5.3%
3.8%
3.4%
1.3%
Demand
Supply
Demand
Supply
Demand
Supply

Demand continues to exceed supply, driving strong RevPAR growth and margin expansion

Source: Hotel Horizons March – May 2015.

EXECUTIVE TEAM

EXPERIENCED EXECUTIVE MANAGEMENT TEAM

Senior Management

- Ownership 5.5%
- Glade Knight – Executive Chairman (Director)
- Justin Knight – President & Chief Executive Officer (Director)
- Bryan Peery – Chief Financial Officer
- Kristian Gathright – Chief Operating Officer
- Nelson Knight – Chief Investment Officer
- David Buckley – Chief Legal Counsel

Since launch of first hospitality REIT in 1999, the Apple REIT Management Team has:

- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $550 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion

Average executive tenure with Apple REIT Companies is more than **13 years**

ACTIVE PARTICIPANTS IN BRAND AND INDUSTRY COUNCILS

Justin Knight CEO	Marriott® Owner's Advisory Council The Residence Inn® Association Board AH&LA Board of Directors and Steering Committee and Co-Chair of Owner's Council
Kristian Gathright COO	President of the Courtyard® Franchise Advisory Council AH&LA Consumer Innovation Forum
Nelson Knight CIO	TownePlace Suites® Franchise Advisory Council Home2 Suites® Owner Advisory Committee

APPLE HOSPITALITY REIT

BOARD OF DIRECTORS

Strong, independent board with significant public markets and industry experience

BOARD OF DIRECTORS

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting– Director
President GB Corporation

Jon A. Fosheim– Director
Co-founder, Green Street Advisors

Bruce H. Matson– Director
Vice President and Director, LeClairRyan

Daryl A. Nickel– Director
Former EVP Lodging Development, Marriott® International

L. Hugh Redd– Director
Former Chief Financial Officer, General Dynamics

Management focused on "Best in Class" governance structure,
eliminating conflicts of interest, and keeping decision making in the hands of shareholders

BOARD STRUCTURE

- Majority of the board is independent
- Non-staggered board (vote planned for 2016 shareholder meeting)
- Experienced board with relevant expertise:
  - Public company and public REIT
  - Investments and banking
  - Corporate governance and ethics
  - Lodging industry

SHAREHOLDER-FRIENDLY PROVISIONS

- Majority voting threshold for major decisions
- Mandatory ownership look-through for REIT limits

APPLE HOSPITALITY REIT



Residence Inn, Burbank, CA

INVESTMENT HIGHLIGHTS

- Simple Consistent Strategy
- Proven Performance
- Capital Structure Positioned for Growth
- Strong Industry Fundamentals
- Experienced Executive Team

APPLE HOSPITALITY REIT

APPENDIX



Myrtle

Hampton Inn & Suites, Boise, ID

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2015 (unaudited)	December 31, 2014
Assets		
Investment in real estate, net of accumulated depreciation of $327,243 and $296,559, respectively	$ 3,482,039	$ 3,492,821
Assets held for sale	0	195,588
Cash and cash equivalents	46,905	0
Restricted cash – furniture, fixtures, and other escrows	30,694	32,526
Due from third party managers, net	39,337	22,879
Other assets, net	35,398	35,935
Total Assets	$ 3,634,373	$ 3,779,749
Liabilities		
Credit facility	$ 100,000	$ 191,600
Mortgage debt	507,016	517,970
Accounts payable and other liabilities	43,384	55,555
Total Liabilities	650,400	765,125
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 372,643,935 and 373,820,814 shares, respectively	3,726,501	3,737,328
Accumulated other comprehensive loss	(785)	(511)
Distributions greater than net income	(741,743)	(722,193)
Total Shareholders' Equity	2,983,973	3,014,624
Total Liabilities and Shareholders' Equity	$ 3,634,373	$ 3,779,749

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(Unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,	
	2015	2014
Revenues:		
Room	$ 192,013	$ 125,442
Other	18,339	11,679
Total revenue	210,352	137,121
Expenses:		
Operating	54,605	35,256
Hotel administrative	17,156	10,358
Sales and marketing	17,098	11,084
Utilities	8,158	5,390
Repair and maintenance	9,169	5,612
Franchise fees	8,822	5,716
Management fees	7,505	4,933
Property taxes, insurance and other	11,561	7,126
Ground Lease	2,501	872
General and administrative	5,547	2,519
Transaction and potential listing costs	1,224	2,110
Series B convertible preferred share expense	0	117,133
Depreciation	30,719	19,559
Total expenses	174,065	227,668
Operating income (loss)	36,287	(90,547)
Interest and other expense, net	(7,737)	(3,524)
Gain on sale of real estate	15,629	0
Income (loss) before income taxes	44,179	(94,071)
Income tax expense	(312)	(391)
Net income (loss)	$ 43,867	$ (93,462)
Unrealized gain (loss) on interest rate derivative	(274)	468
Comprehensive income (loss)	$ 43,593	$ (93,994)
Basic and diluted net income (loss) per common share	$ 0.12	$ (0.38)
Weighted average common shares outstanding – basic and diluted	372,892	248,665

Note: The Consolidated Statements of Operations and Comprehensive Income (loss) and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	As of December 31, 2014	2013
Assets		
Investment in real estate, net of accumulated depreciation of $296,559 and $200,754, respectively	$ 3,492,821	$ 1,443,498
Assets held for sale	195,588	0
Cash and cash equivalents	0	18,102
Restricted cash – furniture, fixtures, and other escrows	32,526	9,416
Due from third party managers, net	22,879	10,421
Other assets, net	35,935	9,844
Total Assets	$ 3,779,749	$ 1,491,281
Liabilities		
Credit facility	$ 191,600	$ 0
Mortgage debt	517,970	162,551
Accounts payable and other liabilities	55,555	16,919
Total Liabilities	765,125	179,470
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Series A preferred stock, no par value, authorized 400,000,000 shares; terminated effective March 1, 2014; issued and outstanding 0 and 182,784,131 shares, respectively	0	0
Series B convertible preferred stock, no par value, authorized 480,000 shares; terminated effective March 1, 2014 upon conversion into common shares; issued and outstanding 0 and 480,000 shares, respectively	0	48
Common stock, no par value, authorized 800,000,000 and 400,000,000 shares; issued and outstanding 373,820,814 and 182,784,131 shares, respectively	3,737,328	1,807,377
Accumulated other comprehensive income (loss)	(511)	0
Distributions greater than net income	(722,193)	(495,614)
Total Shareholders' Equity	$ 3,014,624	$ 1,311,811
Total Liabilities and Shareholders' Equity	$ 3,779,749	$ 1,491,281

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)

	Years Ended December 31,		
	2014	2013	2012
Revenues:			
Room	$ 735,882	$ 353,338	$ 331,610
Other	68,014	34,653	33,976
Total revenue	803,896	387,991	365,586
Expenses:			
Operating	206,829	100,113	94,103
Hotel administrative	59,917	28,572	27,048
Sales and marketing	64,555	32,855	31,263
Utilities	30,816	14,641	14,034
Repair and maintenance	32,938	14,794	13,355
Franchise fees	33,463	16,013	14,503
Management fees	27,377	13,226	12,262
Property taxes, insurance and other	40,046	20,556	19,616
Ground Lease	8,341	302	368
General and administrative	20,914	6,169	8,590
Transaction costs	5,142	3,179	1,101
Series B convertible preferred share expense	117,133	0	0
Loss on impairment of depreciable real estate assets	10,988	0	0
Depreciation	113,112	54,827	52,748
Total expenses	771,571	305,247	288,991
Operating income	32,325	82,744	76,595
Investment income from note receivable	0	9,040	0
Interest and other expense, net	(23,523)	(8,446)	(6,745)
Income before income taxes	8,802	83,338	69,850
Income tax expense	(1,969)	(1,422)	(1,166)
Income from continuing operations	6,833	81,916	68,684
Income from discontinued operations, net of tax	0	33,306	6,792
Net Income	$ 6,833	$ 115,222	$ 75,476
Unrealized loss on interest rate derivative	(511)	0	0
Comprehensive income	$ 6,322	$ 115,222	$ 75,476
Basic and diluted net income (loss) per common share			
From continuing operations	$ 0.02	$ 0.45	$ 0.37
From discontinued operations	0.00	0.18	0.04
Total basic and diluted net income per common share	$ 0.02	$ 0.63	$ 0.41
Weighted average common shares outstanding – basic and diluted	342,977	182,616	182,222

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(in thousands)

	Three Months Ended March 31,	
	2015	2014
Net income (loss)	$ 43,867	$ (94,462)
Depreciation	30,719	19,559
Amortization of favorable and unfavorable leases, net	2,023	104
Interest and other expense, net	7,737	3,524
Income tax expense	312	391
EBITDA	84,658	(70,884)
Series B convertible preferred share expense	-	117,133
Transaction and potential listing costs	1,224	2,110
Gain on sale of real estate	(15,629)	-
Non-cash straight-line ground lease expense	850	294
Adjusted EBITDA	71,103	48,653
General and administrative expense	5,547	2,519
Adjusted Hotel EBITDA	$ 76,650	$ 51,172

APPLE HOSPITALITY COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

(in thousands except RevPAR)

	THREE MONTHS ENDED MARCH 31, 2015			THREE MONTHS ENDED MARCH 31, 2014				
	ACTUAL YTD	LESS: DISPOSITIONS	COMPARABLE HOTELS	ACTUAL YTD	AR7 & AR8 JANUARY & FEBRUARY	LESS: DISPOSITIONS	COMPARABLE HOTELS	% CHANGE
RevPAR	$ 92	$ 65	$ 94	$ 89	$ 77	$ 63	$ 87	8%
Revenue	$ 210,352	$ 6,777	$ 203,575	$ 137,121	$ 61,665	$ 11,907	$ 186,879	9%
Adjusted Hotel EBITDA	$ 76,650	$ 2,003	$ 74,647	$ 51,172	$ 17,415	$ 3,900	$ 64,687	15%
Margin			36.7%				34.6%	210 bps

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. (AR7) and Apple REIT Eight, Inc. (AR8) mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented. Refer to page 36 for reconciliation to net income.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(in thousands)

	Years Ended December 31,	
	2014	2013
Net income	$ 6,833	$ 115,222
Depreciation	113,112	54,827
Amortization of favorable and unfavorable leases, net	1,056	(44)
Interest and other expense, net	23,523	8,446
Income tax expense	1,969	1,422
EBITDA	146,493	179,873
Series B convertible preferred share expense	117,133	-
Transaction costs	5,142	3,179
Gain on sale of real estate	-	(33,306)
Loss on impairment of depreciable real estate assets	10,988	-
Non-cash straight-line ground lease expense	2,883	-
Interest earned on note receivable	-	(4,270)
Adjusted EBITDA	282,639	145,476
Income for non-hotel investment	-	(4,770)
General and administrative expense	20,914	6,169
Adjusted Hotel EBITDA	$ 303,553	$ 146,875

APPLE HOSPITALITY REIT

APPLE HOSPITALITY COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

(in thousands except RevPAR)

	FOR THE YEAR ENDED 2014				FOR THE YEAR ENDED 2013				
	ACTUAL YTD	AR7 & AR8 JANUARY & FEBRUARY	LESS: DISPOSITIONS	COMPARABLE HOTELS	ACTUAL YTD	AR7 & AR8	LESS: DISPOSITIONS	COMPARABLE HOTELS	% CHANGE
RevPAR	$ 93	$ 77	$ 72	$ 94	$ 85	$ 86	$ 65	$ 88	7%
Revenue	$ 803,896	$ 61,665	$ 50,587	$ 814,974	$ 387,991	$ 425,773	$ 49,728	$ 764,036	7%
Adjusted Hotel EBITDA	$ 303,553	$ 17,415	$ 18,280	$ 302,688	$ 146,875	$147,312	$ 17,397	$ 276,790	9%
Margin				37.1%				36.2%	90 bps

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. (AR7) and Apple REIT Eight, Inc. (AR8) mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
Refer to page 38 for reconciliation to net income.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE MONTHS ENDED MARCH 31, 2015 AND 2014

(in thousands)

	Three Months Ended March 31,	
	2015	2014
Net income (loss)	$ 43,867	$ (94,462)
Depreciation of real estate owned	30,489	19,483
Gain on sale of real estate	(15,629)	-
Amortization of favorable and unfavorable leases, net	2,023	104
Funds (loss) from operations	60,750	(74,875)
Series B convertible preferred share expense	-	117,133
Transaction and potential listing costs	1,224	2,110
Non-cash straight-line ground lease expense	850	294
Modified funds from operations	$ 62,824	$ 44,662

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(in thousands)

	Years Ended December 31,	
	2014	2013
Net income	$ 6,833	$ 115,222
Depreciation of real estate owned	112,346	54,827
Loss on impairment of depreciable real estate assets	10,988	-
Gain on sale of real estate	-	(33,306)
Amortization of favorable and unfavorable leases, net	1,056	(44)
Funds from operations	131,223	136,699
Series B convertible preferred share expense	117,133	-
Transaction costs	5,142	3,179
Non-cash straight-line ground lease expense	2,883	-
Interest earned on note receivable	-	(4,270)
Modified funds from operations	$ 256,381	$ 135,608

APPLE HOSPITALITY REIT

COMBINED HISTORICAL ADJUSTED EBITDA

(in thousands)

	Q1 2015	Q1 2014	2014	2013	2012	2011
Apple Hospitality Net income (loss)	$ 43,867	$ (94,462)	$ 6,833	$ 115,222	$ 75,476	$ 69,988
Depreciation	30,719	19,559	113,112	54,827	52,748	48,415
Amortization of favorable and unfavorable leases, net	2,023	104	1,056	(44)	(44)	(44)
Interest and other expense, net	7,737	3,524	23,523	8,446	6,745	4,371
Income tax expense	312	391	1,969	1,422	1,166	1,068
EBITDA	84,658	(70,884)	146,493	179,873	136,091	123,798
Series B convertible preferred share expense	-	117,133	117,133	-	-	-
Transaction and potential listing costs	1,224	2,110	5,142	3,179	1,101	5,275
Gain on sale of real estate	(15,629)	-	-	(33,306)	-	-
Loss on impairment of depreciable real estate assets	-	-	10,988	-	-	-
Non-cash straight-line ground lease expense	850	294	2,883	-	-	-
Non-cash straight-line rental revenue	-	-	-	-	(1,975)	(6,158)
Interest earned on note receivable	-	-	-	(4,270)	4,270	-
Apple Hospitality Adjusted EBITDA	71,103	48,653	282,639	145,476	139,487	122,915
Apple REIT Seven, Inc. and Apple REIT Eight, Inc. Net income (loss)	-	(110,317)	(110,317)	35,700	23,701	34,477
Depreciation	-	12,379	12,379	72,085	71,518	70,147
Amortization of favorable and unfavorable leases, net	-	(148)	(148)	(891)	(891)	(891)
Interest and other expense, net	-	4,338	4,338	24,668	25,358	20,963
Income tax expense	-	88	88	486	550	576
EBITDA	-	(93,660)	(93,660)	132,048	120,236	125,272
Series B convertible preferred share expense	-	108,345	108,345	-	-	-
Transaction costs	-	936	936	3,248	1,205	182
Loss on impairment of depreciable real estate assets	-	-	-	1,823	6,640	-
Non-cash straight-line ground lease expense	-	497	497	3,052	3,268	3,381
Combined Apple REIT Seven, Inc. and Apple REIT Eight, Inc. Adjusted EBITDA (1)	-	16,118	16,118	140,171	131,349	128,835
Adjusted EBITDA including merger	$ 71,103	$ 64,771	$ 298,757	$ 285,647	$ 270,836	$ 251,750
Number of Properties	173	189	191	191	191	190

(1) Represents EBITDA and Adjusted EBITDA for periods not owned by Apple Hospitality

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION

Region/State	# of Hotels	Occupancy 2014	Occupancy 2013	Occupancy Var	Average Daily Rate 2014	Average Daily Rate 2013	Average Daily Rate Var	RevPAR 2014	RevPAR 2013	RevPAR Var	% of Adjusted Hotel EBITDA 2014
East North Central											
Illinois	4	73.8%	74.8%	(1.4%)	$124.39	$118.47	5.0%	$91.76	$88.61	3.6%	2.9%
Indiana	2	74.5%	69.8%	6.7%	$102.77	$100.01	2.8%	$76.56	$69.84	9.6%	0.9%
Ohio	1	71.5%	72.7%	(1.6%)	$119.59	$114.14	4.8%	$85.50	$82.93	3.1%	0.7%
Michigan	1	74.6%	72.6%	2.8%	$120.26	$113.10	6.3%	$89.70	$82.09	9.3%	0.7%
Total	8	73.7%	73.2%	0.7%	$118.68	$113.54	4.5%	$87.52	$83.11	5.3%	5.2%
East South Central											
Alabama	10	71.5%	69.5%	2.9%	$105.22	$101.62	3.5%	$75.29	$70.66	6.6%	3.3%
Mississippi	3	70.2%	70.5%	(0.4%)	$98.91	$97.37	1.6%	$69.46	$68.66	1.2%	0.8%
Tennessee	6	83.3%	82.0%	1.6%	$139.37	$130.23	7.0%	$116.15	$106.81	8.7%	4.7%
Total	19	75.7%	74.3%	1.9%	$118.20	$112.67	4.9%	$89.47	$83.66	7.0%	8.8%
Middle Atlantic											
Pennsylvania	3	68.3%	66.4%	2.9%	$141.32	$140.66	0.5%	$96.55	$93.42	3.4%	2.0%
New Jersey	5	73.7%	75.8%	(2.8%)	$133.41	$128.99	3.4%	$98.27	$97.80	0.5%	2.9%
New York	2	84.2%	84.5%	(0.4%)	$214.43	$222.36	(3.6%)	$180.54	$187.92	(3.9%)	1.9%
Total	10	74.9%	75.5%	(0.7%)	$159.57	$159.65	(0.0%)	$119.60	$120.50	(0.7%)	6.8%
Mountain											
Arizona	7	65.9%	68.8%	(4.2%)	$97.15	$92.72	4.8%	$64.00	$63.77	0.4%	2.5%
Colorado	2	79.7%	77.4%	3.1%	$121.85	$111.94	8.9%	$97.15	$86.60	12.2%	1.3%
Idaho	2	72.5%	75.2%	(3.7%)	$106.18	$98.84	7.4%	$76.95	$74.36	3.5%	1.7%
Utah	2	79.1%	73.7%	7.4%	$98.03	$96.76	1.3%	$77.55	$71.28	8.8%	0.9%
Total	13	71.0%	72.1%	(1.4%)	$103.05	$97.48	5.7%	$73.21	$70.24	4.2%	6.4%
New England											
Massachusetts	4	78.7%	76.6%	2.8%	$115.48	$110.20	4.8%	$90.89	$84.39	7.7%	1.9%
Total	4	78.7%	76.6%	2.8%	$115.48	$110.20	4.8%	$90.89	$84.39	7.7%	1.9%

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented. State categorization is based on census region designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION (CONTINUED)

Region/State	# of Hotels	Occupancy 2014	Occupancy 2013	Occupancy Var	Average Daily Rate 2014	Average Daily Rate 2013	Average Daily Rate Var	RevPAR 2014	RevPAR 2013	RevPAR Var	% of Adjusted Hotel EBITDA 2014
Pacific											
Alaska	1	88.1%	86.6%	1.8%	$192.91	$184.29	4.7%	$170.02	$159.55	6.6%	1.6%
California	19	80.2%	79.1%	1.4%	$132.89	$122.92	8.1%	$106.57	$97.20	9.6%	13.4%
Washington	4	83.7%	81.6%	2.6%	$164.79	$150.62	9.4%	$137.93	$122.85	12.3%	5.1%
Total	24	81.2%	79.9%	1.7%	$142.28	$131.52	8.2%	$115.59	$105.11	10.0%	20.2%
South Atlantic											
Florida	15	82.4%	80.5%	2.4%	$119.98	$110.96	8.1%	$98.85	$89.30	10.7%	9.0%
Georgia	5	73.1%	73.2%	(0.2%)	$100.39	$96.27	4.3%	$73.34	$70.47	4.1%	1.5%
Maryland	2	72.0%	66.8%	7.8%	$124.99	$123.55	1.2%	$89.93	$82.50	9.0%	1.0%
North Carolina	9	74.6%	72.3%	3.2%	$108.75	$103.81	4.8%	$81.14	$75.04	8.1%	4.2%
South Carolina	3	76.2%	74.1%	2.8%	$107.88	$100.72	7.1%	$82.16	$74.59	10.1%	1.2%
Virginia	14	71.5%	69.1%	3.5%	$122.26	$120.28	1.6%	$87.41	$83.09	5.2%	8.2%
Total	48	75.8%	73.7%	2.9%	$116.78	$111.39	4.8%	$88.55	$82.11	7.8%	25.2%
West North Central											
Kansas	4	70.5%	66.8%	5.5%	$105.20	$101.60	3.5%	$74.13	$67.87	9.2%	1.1%
Minnesota	1	72.3%	72.2%	0.0%	$100.82	$95.28	5.8%	$72.85	$68.83	5.8%	0.3%
Missouri	4	79.7%	79.5%	0.3%	$127.98	$116.88	9.5%	$102.02	$92.92	9.8%	2.8%
Nebraska	1	72.5%	73.0%	(0.7%)	$128.69	$130.08	(1.1%)	$93.27	$94.89	(1.7%)	0.9%
Total	10	74.9%	73.6%	1.7%	$118.41	$112.10	5.6%	$88.67	$82.55	7.4%	5.2%
West South Central											
Arkansas	4	65.8%	65.2%	0.8%	$107.69	$99.55	8.2%	$70.84	$64.95	9.1%	1.4%
Louisiana	4	76.6%	73.8%	3.8%	$125.05	$123.76	1.0%	$95.74	$91.28	4.9%	2.7%
Oklahoma	1	75.8%	79.6%	(4.8%)	$167.16	$156.09	7.1%	$126.68	$124.25	2.0%	1.6%
Texas	28	75.8%	73.3%	3.4%	$117.47	$113.14	3.8%	$89.00	$82.90	7.4%	14.6%
Total	37	75.0%	72.9%	2.9%	$119.84	$115.41	3.8%	$89.83	$84.11	6.8%	20.3%
Total Portfolio	173	75.9%	74.5%	1.8%	$123.45	$117.71	4.9%	$93.70	$87.67	6.8%	100.0%

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
State categorization is based on STR, Inc. region designation.

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE

Chain Scale	# of Hotels	Occupancy 2014	Occupancy 2013	Occupancy Var	Average Daily Rate 2014	Average Daily Rate 2013	Average Daily Rate Var	RevPAR 2014	RevPAR 2013	RevPAR Var	% of Adjusted Hotel EBITDA 2014
Upper Upscale											
Embassy Suites	2	83.3%	80.2%	3.9%	$162.13	$152.91	6.0%	$135.00	$122.59	10.1%	2.3%
Hilton	1	78.4%	76.2%	2.9%	$156.75	$151.65	3.4%	$122.94	$115.57	6.4%	1.4%
Marriott	3	66.3%	65.3%	1.4%	$131.24	$127.08	3.3%	$86.97	$83.03	4.7%	3.3%
Renaissance	1	85.2%	85.4%	(0.2%)	$280.87	$295.11	(4.8%)	$239.40	$252.05	(5.0%)	1.0%
Total	7	73.8%	72.4%	1.9%	$164.24	$162.02	1.4%	$121.23	$117.33	3.3%	7.9%
Upscale											
Courtyard	31	72.0%	70.6%	2.0%	$125.74	$121.25	3.7%	$90.56	$85.60	5.8%	18.9%
Hilton Garden Inn	30	76.1%	74.0%	2.8%	$120.99	$115.44	4.8%	$92.02	$85.43	7.7%	18.7%
Homewood Suites	23	78.8%	78.8%	0.0%	$126.74	$120.20	5.4%	$99.87	$94.68	5.5%	11.7%
Residence Inn	26	79.5%	79.6%	(0.1%)	$130.51	$121.95	7.0%	$103.73	$97.03	6.9%	16.2%
SpringHill Suites	14	75.3%	72.3%	4.2%	$99.85	$94.25	5.9%	$75.21	$68.13	10.4%	6.1%
Total	124	76.0%	74.7%	1.7%	$122.48	$116.51	5.1%	$93.09	$87.07	6.9%	71.7%
Upper Midscale											
Fairfield Inn	1	84.6%	79.9%	5.9%	$115.05	$100.11	14.9%	$97.30	$79.97	21.7%	0.3%
Fairfield Inn & Suites	6	76.9%	74.4%	3.3%	$97.67	$92.61	5.5%	$75.08	$68.90	9.0%	2.5%
Home2 Suites	2	88.0%	85.5%	3.0%	$125.15	$119.02	5.2%	$110.15	$101.74	8.3%	1.7%
Hampton Inn	10	77.2%	75.0%	2.8%	$122.93	$114.46	7.4%	$94.85	$85.89	10.4%	6.0%
Hampton Inn & Suites	15	75.6%	75.4%	0.2%	$122.52	$116.62	5.1%	$92.60	$87.92	5.3%	7.5%
TownePlace Suites	8	71.3%	68.9%	3.6%	$90.29	$86.55	4.3%	$64.40	$59.60	8.1%	2.3%
Total	42	76.2%	74.6%	2.2%	$113.57	$107.37	5.8%	$86.57	$80.09	8.1%	20.4%
Total Portfolio	173	75.9%	74.5%	1.8%	$123.45	$117.71	4.9%	$93.70	$87.67	6.8%	100.0%

Note: Comparable Hotels information assumes Apple REIT Seven, Inc. and Apple REIT Eight, Inc. mergers were completed as of January 1, 2013. Dispositions during periods are excluded for all periods presented.
Brand categorization is based on census chain scale designation.

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS

Rank	Company Name	Total # of Properties (1)	% of Apple Hospitality Portfolio (2)	Apple Hospitality's % of Operator's Portfolio (3)
1	LBA	29	17%	63%
2	White Lodging	24	14%	18%
3	Dimension	24	14%	49%
4	Western	15	9%	52%
5	Marriott	10	6%	1%
6	Raymond	9	5%	42%
7	Crestline	9	5%	12%
8	Inn Ventures	8	5%	35%
9	Vista Host	8	5%	36%
10	McKibbon	8	5%	21%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

92% independent of brand management

17 operating companies provide a platform for comparative analytics and shared best practices

28% of operators' portfolios represented by Apple Hospitality on average[4]

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality as of December 31, 2014.
(2) Calculated based on number of hotels.
(3) Calculated based on number of hotels; Apple Hospitality's representation also includes the 53 hotels owned by Apple REIT Ten, Inc.
(4) Calculated based on hotels owned by Apple Hospitality and Apple REIT Ten, Inc. and excludes brand management representation percentages.

RELATIONSHIP WITH APPLE REIT TEN, INC.

APPLE HOSPITALITY REIT, INC.

Reimburses G&A costs and pays advisory fee

Provides management services

APPLE REIT TEN, INC.
53 hotels 6,762 guestrooms
3 hotels under contract 441 guestrooms
(anticipated closing before year end 2015)

APPLE HOSPITALITY REIT

HOSPITALITY COMPANY TICKER SYMBOLS

COMPANY NAME	TICKER SYMBOL
Apple Hospitality REIT, Inc.	APLE
Ashford Hospitality Prime, Inc.	AHP
Ashford Hospitality Trust, Inc.	AHT
Chatham Lodging Trust	CLDT
Diamond Rock Hospitality, Co.	DRH
FelCor Lodging Trust Incorporated	FCH
Hersha Hospitality Trust	HT
Hospitality Properties Trust	HPT
Host Hotels & Resorts, Inc.	HST
LaSalle Hotel Properties	LHO
Pebblebrook Hotel Trust	PEB
RLJ Lodging Trust	RLJ
Strategic Hotels & Resorts, Inc.	BEE
Summit Hotel Properties, Inc.	INN
Sunstone Hotel Investors, Inc.	SHO
Xenia Hotels & Resorts, Inc.	XHR

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA and Adjusted EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from/in EBITDA useful, including (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction and potential listing costs, gain on sale of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations, (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels, and (iii) an adjustment for interest earned on a note receivable to the extent that the amount earned during the period differs from the amount recognized in net income, as it represents an economic return on invested capital.

The Company considers excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company's hotels and the effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense and transaction and potential listing costs as these do not represent ongoing operations, (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels, and (iii) an adjustment for interest earned on a note receivable to the extent that the amount earned during the period differs from the amount recognized in net income, as it represents an economic return on invested capital. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

The Company defines "Comparable Hotels" metrics as results generated by the 173 hotels owned as of the end of March 2015. For the hotels acquired through the Apple REIT Seven, Inc. ("Apple Seven") and Apple REIT Eight, Inc. ("Apple Eight") mergers on March 1, 2014, the Company has included results for those hotels during periods prior to the Company's ownership (January and February 2014) and the Company has excluded results for properties sold during the periods.

TRADEMARK INFORMATION

"Courtyard® by Marriott®," "Fairfield Inn® by Marriott®," "Fairfield Inn & Suites® by Marriott®," "Marriott® Hotels & Resorts," "Renaissance® Hotels," "Residence Inn® by Marriott®," "SpringHill Suites® by Marriott®," and "TownePlace Suites® by Marriott®" are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to the hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites Hotels®," "Hampton Inn®," "Hampton Inn & Suites®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to "Hilton®" mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

APPLE HOSPITALITY REIT

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com